THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                             (FIVE-YEAR FACILITY)

                          Dated as of April 26, 2001

            UNITED PARCEL SERVICE, INC., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (collectively, the "Initial Lenders") party hereto, Citibank, N.A., as administrative agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, in such capacity, the "Administrative Agent") and as syndication agent (in such capacity, the "Syndication Agent") for the Lenders (as defined in the Existing Credit Agreement referred to below), Bank of America, N.A., as documentation agent (in such capacity, the "Documentation Agent") for such Lenders, and Salomon Smith Barney Inc. and Banc of America Securities LLC, as co-arrangers (in such capacity, the "Co-Arrangers") under the Loan Documents (as defined in the Existing Credit Agreement described below), hereby agree as follows:

                            PRELIMINARY STATEMENTS

            (1) United Parcel Service of America, Inc., a Delaware corporation and a wholly owned subsidiary of the Borrower (the "Existing Borrower"), is party to a Second Amended and Restated Credit Agreement (Five-Year Facility) dated as of April 27, 2000 (as amended, supplemented or otherwise modified from time to time to, but not including, the date hereof, the "Existing Credit Agreement") with the banks, financial institutions and other institutional lenders party thereto (the "Existing Lenders"), Citibank, N.A., as Administrative Agent and as Syndication Agent for the Existing
Lenders, Bank of America N.A., as Documentation Agent for the Existing Lenders, and Salomon Smith Barney Inc. and Banc of America Securities LLC, as Co-Arrangers for the Existing Lenders. Capitalized terms not otherwise defined in this Third Amended and Restated Credit Agreement (Five-Year Facility) (the "Amendment and Restatement") shall have the same meanings as specified in the Existing Credit Agreement.

            (2) The Borrower has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $ 1,250,000,000 for general corporate purposes of the Borrower and its
Subsidiaries not otherwise prohibited under the terms of this Amendment and Restatement. The Lenders have indicated their willingness to agree to extend credit to the Borrower from time to time in such amount on the terms and conditions of this Amendment and Restatement.

            (3) The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

            SECTION  1.   Amendments   to  the  Existing   Credit   Agreement.
Effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof:

            (a) The recital of parties to the Existing Credit Agreement is amended in full to read as follows:

                  "UNITED PARCEL SERVICE, INC., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (collectively, the "Initial Lenders") party hereto, Citibank, N.A., as administrative agent (in such capacity, the "Administrative Agent") and as syndication agent (in such capacity, the "Syndication Agent") for the Lenders (as hereinafter defined), Bank of America, N.A., as documentation agent (in such capacity, the "Documentation Agent") for such Lenders, and Salomon Smith Barney Inc. and Banc of America Securities LLC, as co-arrangers (in such capacity, the "Co-Arrangers") under the Loan Documents (as hereinafter defined), hereby agree as follows:"

            (b) Section 1.01 of the Existing Credit Agreement is hereby amended by (i) deleting the definitions of "Existing Credit Facilities", "Information Memorandum" and "Parent" set forth therein and (ii) replacing them with the following new definition:

                  "Existing Credit Facilities" means the credit facilities provided pursuant to (a) the Second Amended and Restated Credit Agreement (Five-Year Facility) and (b) the Fourth Amended and Restated Credit Agreement (364-Day Facility), each dated as of April 27, 2000, as amended, supplemented or otherwise modified from time to time prior to the date hereof, among United Parcel Service of America, Inc., a Delaware corporation, the banks, financial institutions and other institutional lenders parties thereto, Citibank, as administrative agent and syndication agent, and Salomon Smith Barney Inc. and Banc of America Securities LLC, as co-arrangers thereunder.

            (c) Section 4.01(e) of the Existing Credit Agreement is amended in full to read as follows:

                  "(e)  The  Consolidated  balance  sheet of the  Borrower and its Subsidiaries as at December 31, 2000, and the related Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the Fiscal Year then ended, all audited and certified by Deloitte & Touche LLP, independent public accountants, copies of which have been furnished to each Lender, fairly present the Consolidated financial condition of the Borrower and its Subsidiaries at such dates and the Consolidated results of the operations of the Borrower and its Subsidiaries for the periods ended on such dates, all in accordance with GAAP consistently applied. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Borrower and its Subsidiaries on a Consolidated basis as of the dates thereof."

            (d) Section 4.01(f) of the Existing Credit Agreement is amended by replacing the words "December 31, 1999" with the words "December 31, 2000."

            (e)   Section 5.01(h)(i) is amended in full to read as follows:

                  "(i)  within 120 days after the end of each  Fiscal  Year of the Borrower, Consolidated balance sheets of the Borrower and its Subsidiaries showing the financial condition of the Borrower and its Subsidiaries as of the close of such Fiscal Year and the related statements of Consolidated income and statements of Consolidated cash flow as of and for such Fiscal Year, all such Consolidated financial statements of the Borrower and its
            Subsidiaries to be reported on by Deloitte & Touche or other independent accountants acceptable to the Required Lenders, and to be in form reasonably acceptable to the Required Lenders;"

            SECTION 2. Conditions of Effectiveness of this Amendment and Restatement. This Amendment and Restatement shall become effective as of the date first above written (the "Restatement Effective Date") when and only if:

            (a) The Administrative Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower, the Existing Borrower, each of the Guarantors and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Administrative Agent that such Initial Lender has executed this Amendment and Restatement.

            (b)   The  Administrative  Agent shall have  received on or before the Restatement Effective Date the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Administrative Agent and (except for the Revolving Credit Notes) in sufficient copies for each Initial Lender:

                  (i) The new Revolving Credit Notes issued in connection with this Amendment and Restatement to the order of each of the Lenders, respectively.

                  (ii)  Certified  copies of the  resolutions  of the board of directors of the Borrower approving this Amendment and Restatement, the Notes and all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Restatement and the Notes.

                  (iii) Certified  copies of the  resolutions  of the board of directors of each of the Guarantors approving this Amendment and Restatement and all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Restatement.

                  (iv) A certificate of the Secretary or an Assistant Secretary of each of the Guarantors certifying the names and true signatures of the officers of such Guarantor authorized to sign this Amendment and Restatement and the other documents to be delivered hereunder.

                  (v)   A  certificate   of  the  Secretary  or  an  Assistant
            Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement, the Notes and the other documents to be delivered hereunder.

                  (vi) A favorable opinion of King & Spalding, counsel for the Borrower, in substantially the form of Exhibit G to the Existing Credit Agreement, but with such modifications as are required to address the Existing Credit Agreement, as amended by this Amendment and Restatement, in each such case in form and substance reasonably satisfactory to the Initial Lenders.

                  (vii) A favorable  opinion of  Shearman & Sterling,  counsel for the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent.

            (c)   The    representations    and   warranties    contained   in
Section 4.01 of the Existing Credit Agreement shall be correct on and as of the Restatement Effective Date, before and after giving effect to the Restatement Effective Date, as though made on and as of such date.

            (d) No event shall have occurred and be continuing, or shall occur as a result of the occurrence of the Restatement Effective Date, that constitutes a Default.

            (e) The Existing Borrower shall have paid all fees and amounts due and payable.

            SECTION 3. Affirmation of Guaranty. Each of the Guarantors hereby consents to the execution and delivery of this Amendment and Restatement and ratifies and confirms its obligations under the Guaranty dated April 30, 1998, which obligations shall remain in full force and effect notwithstanding the provisions of this Amendment and Restatement or any other amendment and restatement thereto heretofore executed. Each of the Guarantors further agrees that all references to "the Borrower" in the above referenced Guaranty shall be deemed to be references to United Parcel Service, Inc.

            SECTION  4.  Reference  to and  Effect  on the  Existing  Credit
Agreement and the Notes. (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

            (b) The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

            (c)   Without   limiting  any  of  the  other  provisions  of  the
Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to the date of the Existing Credit Agreement (which is April 27, 2000).

            SECTION  5.  Costs and  Expenses.  The  Borrower  agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Administrative Agent with respect hereto and thereto) in accordance with the terms of Section 8.04 of the Existing Credit Agreement.

            SECTION 6. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of an original executed counterpart of such signature page.

            SECTION 7. Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                 UNITED PARCEL SERVICE, INC.,
                                     as Borrower


                                 By
                                 Name:
                                 Title:


                                 UNITED PARCEL SERVICE OF AMERICA, INC.,
                                     as Existing Borrower


                                 By
                                 Name:
                                 Title:


                                 UNITED PARCEL SERVICE, INC., a New York
                                     corporation, as Guarantor


                                 By
                                 Name:
                                 Title:


                                 UNITED PARCEL SERVICE, INC., an Ohio
                                      corporation, as Guarantor


                                 By
                                 Name:
                                 Title:


                                 UNITED PARCEL SERVICE CO., a Delaware
                                      corporation, as Guarantor


                                 By
                                 Name:
                                 Title:

                              THE AGENTS


                                 CITIBANK, N.A.,
                                 as  Administrative  Agent and Syndication Agent


                                 By
                                 Name:
                                 Title:


                                 BANK OF AMERICA, N.A.,
                                 as Documentation Agent


                                 By
                                 Name:
                                 Title:


                                 SALOMON SMITH BARNEY INC.,
                                 as Co-Arranger


                                 By                         __________________

                                 Name:
                                 Title:


                                 BANC OF AMERICA SECURITIES LLC,
                                 as Co-Arranger

                                 By ___________________________________________

                                 Name:
                                 Title:



                                 FIRST UNION NATIONAL BANK
                                 as Co-Agent

                                 By
                                 Name:
                                 Title:

                                 WACHOVIA BANK, N.A.
                                 as Co-Agent


                                 By_____________________________________________
                                 Name:
                                 Title:


                                 ROYAL BANK OF CANADA
                                 as Co-Agent


                                 By_____________________________________________
                                 Name:
                                 Title:



                                 THE CHASE MANHATTAN BANK
                                 as Co-Agent


                                 By_____________________________________________
                                 Name:
                                 Title:

                              THE INITIAL LENDERS





                                 ______________________________________
                                 [Print or type name of lender]



                                 By
                                 ______________________________________________
                                      Name:
                                      Title: